UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 7, 2006
SUN NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	000-26347 (Commission File No.)	410985135 (I.R.S. Employer Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 7, 2006, Sun New Media, Inc. issued a press release announcing its operating and financial results for the three months ended June 30, 2006, and intends to present additional financial information during a related conference call held on August 7, 2006. Such additional information will be posted on the Company’s website at the close of the conference call. The press release and conference call contain forward-looking statements regarding the Company and include cautionary statements identifying factors that could cause actual results to differ materially from those anticipated. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated herein in its entirety by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press release of Sun New Media, Inc. announcing its operating and financial results for the three months ended June 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 7, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Sun New Media, Inc. announcing its operating and financial results for the three months ended June 30, 2006.